EXHIBIT 99.1

Investor Presentation
January 2011

 The following presentation includes “forward-looking statements” within the meaning of the “safe harbor”
 provisions of the Private Securities Litigation Reform Act of 1995. You should be aware that our actual results could differ materially from those contained in the forward looking statements, which are based on management’s current expectations and are subject to a number of risks and uncertainties, including, but not limited to, our failure to successfully commercialize our product candidates; costs and delays in the development and/or FDA approval of our product candidates, including as a result of the need to conduct additional studies, or the failure to obtain such approval of our products or product candidates; changes in regulatory standards or the regulatory environment with any of our product candidates; our inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including our inability to protect our patents or proprietary rights and obtain necessary rights to third party patents and intellectual property to operate our business; our inability to operate our business without infringing the patents and proprietary rights of others; general economic conditions; the failure of any products to gain market acceptance; our inability to obtain any additional required financing; technological changes;
 changes in industry practice; and one-time events. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the
 Securities and Exchange Commission. Such documents may be read free of charge on the company’s web site, www.pernixtx.com, or the SEC’s web site at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

 Pernix™ is a registered trademark of Pernix Therapeutics, LLC. Other trademarks referenced herein are the property of their respective owners. ©2010 Pernix Therapeutics Holdings, Inc.

Safe Harbor Statement

Pernix Today
Integrated Specialty Pharmaceutical Business
Gross sales of $38.3 million in 2009, three-year CAGR of 41.5%;
Profitable and generating cash flow
Strong IP-Driven Operating Model
Focus on branded pediatric products with high gross margins / low cap ex requirements; 23 trademark interests as of August 16, 2010
Low Product Development Risk
Actively manage product mix to meet customer demand and leverage sales force
Excellent Financial Position
$6.5 million in cash, net of borrowings on line of credit, as of September 30,
2010

Pernix is an integrated specialty pharmaceutical company primarily focused on serving the needs in the pediatric market with commercially-proven branded and generic products.

4

Corporate Structure
Pernix Therapeutics, LLC
(Branded Pharmaceutical Products)
Macoven Pharmaceuticals, LLC
(Generic business)
Wholly-owned subsidiary
Gaine, Inc.
(Intellectual Property Assets)
Wholly-owned subsidiary

Pernix Therapeutics Holdings, Inc.
(Corporate)

■ Received FDA Approval for Human Head Lice Treatment
 in January 2011
 o Product available in the first half of 2011
■ Formed Joint Venture with UK Development Company in
 December 2010
 o $1.5 million investment to fund late-stage development of theobromine-based treatment for persistent cough
■ Acquired Macoven Pharmaceuticals for $2.2 Million in
 September 2010
 o Profitable business focused on development of generic
 pharmaceuticals and sale of authorized generic products
■ Repurchased 2 Million Shares of Common Stock in
 September 2010

Recent Milestones

Strategic Plan
Grow sales of
Cedax and other
existing products
Identify new
collaborations;
Accretive
acquisitions
Develop new
products; Expand
into new markets
beyond pediatrics
Near-Term
Medium-Term
Long-Term
Utilize sales force of
55 representatives
in pediatrics
Consider product
expansion by
acquisition, in-licensing
and co-promotion
Utilize lower risk
regulatory pathways
for development
projects to lower cost
and risk exposure

Products	Active Categories
Aldex Family	Cold/Cough
BC1036**	Antitussive
Brovex Family	Cold/Cough
Cedax	Antibiotic
Natroba	Head Lice
Pediatex Family	Cold/Cough
QuinZyme*	Cardiovascular
ReZyst IM	Gastro-Probiotic
Z-Cof Family	Cold/Cough
Zema-Pak	Corticosteroid Therapy

Current Product Portfolio
* Partnering Opportunities
** Currently in Clinical
Development Stage

Pernix

- Current Reps
- Co-Op Reps
- Interviewing 04

AK
HI
WA
OR
MT
ID
WY
ND
SD
NE
MN
WI
MI
IA
NV
UT
CO
ME
VT
NH
RI
CT
NJ
DE
MD
WV
VA
N

Current/Future Sales Force
2009 Total Employees: ~80
2010 Sales Representatives: 55
2010 Q4 Sales Force Additions: 10-12 (Goal)
2011 and beyond - increase reach to mid-decile prescribers with increased frequency

Pediatex TD
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
TRx
2008-09
2008-10
2008-11
2008-12
2009-01
2009-02
2009-03
2009-04
2009-05
2009-06
2009-07
2009-08
2009-09
2009-10
2009-11
2009-12
Month

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
TRx
2009-08
2009-09
2009-10
2009-11
2009-12
Month

Sales Force Efficiency
• Pernix sales force averaged almost
560 RX’s per rep for the Pediatex TD
Product in the 4th month of the launch
Launch of Pediatex
Launch of Brovex
• Pernix acquired the Brovex product
line for $450,000 in June 2009
• Following the product launch in August
2009, the Pernix sales force achieved
approximately $7 Million in sales and
averaged over 1600 Rx’s per rep from
product launch in August 2009 to
December 2009

Lead Product – CEDAX© (ceftibuten)

PERNIX THERAPEUTICS

- One of Two Products Promoted in the Oral Suspension Third Generation Cephalosporin Market

CEDAX®
(ceftibuten capsules/oral suspension)

 o Only competing third generation cephalosporin product
 generated nearly $100 million of sales at retail in 2009
 o Opportunity to expand into oral solid market through
  co-promotion efforts
■ Indicated Treatment for Middle Ear Infections
 o Antibiotics are promotion sensitive and highly prescribed in pediatrics
■ U.S. Rights Acquired from Shionogi Pharma on March 24,
 2010
 o Paid $6.1 Million, or 1x sales (not actively promoted in 2009)
■ NDA Product with Orange Book Protection Through 2014
■ POA - First Position During Respiratory Season

- New Co-Promotion of Branded Prescription Treatment (Topical Suspension) for Head Lice

  - Two seasonal demand spikes: summer (camp season) and winter (school)

For Head Lice...
Natroba: Now!
The first FDA-approved prescription head lice treatment that does not require combing and in clinical trials demonstrated superior efficacy to Nix (permethrin 1%).
One treatment... Ten minutes... No combing
FDA-approved.

 ■ Pernix expects to receive payments between 35%-42% of net sales proceeds
■ Received FDA Approval for Use in Patients Ages 4 and Up in January
 2011
 o According to two phase III studies, the product was shown as significantly more effective in eliminating head lice than permethrin 1% (Nix, AAP recommended treatment)
 o Resolves most head lice problems in about 10 minutes with just one application and no nit combing
■ First Half 2011 - Combined Sales Forces Launching Product to
 Healthcare Professionals in the U.S.
 o Pernix receives monthly payments based on sales volume

Natroba™

Growth Strategy

 ▪ Profitable Generics Division
 o Provides opportunity for alternative revenue stream,
 authorized generics
 o Transaction funded with initial draw on line of credit
 ▪ Launched 11 Generic Pharmaceutics in 2010
 o Includes five authorized generic equivalents of Pernix branded products, as of September 30, 2010
 ▪ Acquired Right to Exclusively Market ZEMA PAK® in
 Q2 2010
 o Corticosteroid used for treating skin rashes; helps diversify product mix from winter season cough and cold products

Macoven Pharmaceuticals

 ▪ Identify Partners to Efficiently and Cost Effectively
 Bring New Products to Market
 ▪ Rights to 8 Product Candidates as of August 16, 2010
 o Four antitussive product candidates
 o Two product candidates to treat symptoms associated with
 dermatitis
 o One product candidate in our Z-COF product line
 o One product candidate in our PEDIATEX product line

Development Pipeline

 ▪ Joint Venture Formed with SEEK (UK) to Develop Codeine-Free
 Cough Suppressant (BC1036)
 o Pernix believes this antitussive candidate has potential to address the need for a safer and more effective, non-opioid treatment for persistent cough
 o Pernix contributed $1.5 million and its theobromine IP (Patent Number
 6,348,470) for a 50% voting stake in the JV
 ▪ Manfred Scheske will lead the JV and oversee development of
 BC1036
 o Former President of Consumer Healthcare Europe at GlaxoSmithKline
 ▪ Current Regulatory Path
 o Intends to begin a Phase III clinical trial in Europe in first half of 2011
 o Initiated preliminary discussions with FDA to confirm regulatory path in
 U.S.

Natural Cough Suppressant

Management Team
Title
Cooper Collins	President and Chief Executive Officer
Tracy Clifford	Chief Financial Officer, Secretary and Treasurer
Robert Cline	Vice President, Operations and Supply Chain Management
Mike Venters	Vice President, Corporate Development
Beth DeVille	Vice President, Sales and Marketing
▪  Seasoned Senior Management Team with
 Approximately 60 Years of Combined
 Experience in the Pharmaceutical Industry

Market Opportunity

 ▪ Cold/Cough Sector-Annual Sales in Excess of $2 billion1
 ▪ Over 35.9 Million People have Seasonal Allergic Rhinitis,
 Accounting for $4.5 Billion Spent on Direct Care2
 ▪ Allergic Disease Affects More Than 20% of the Population and is the
 3rd Leading Chronic Disease Among Children Under 18 Years of
 Age2
 ▪ Opportunity: Limited Competition in Prescription Cough/Cold
 Space, Especially Pediatrics
 o Cold/Cough product sales were $5.4 billion in the 52-week period ended
 April 17, 20103
 o Competition from OTC treatments including Sudafed PE, Robitussin®
 CF, Tylenol® Sinus and Theraflu®

Cough and Cold Market
Sources:
1 - Journal Asthma
2 - American Academy of Allergy Asthma and Immunology
3 - SymphonyIRI Group

 ▪ Over 5 Million Cases of Middle Ear Infections Occur Annually in
 Children, Which Resulted in 10 Million Antibiotic Prescriptions per
 Year1
 ▪ Middle Ear Infections are the Most Common Illnesses Experienced
 by Babies and Young Children
 o Number one cause of consultations with physicians
 ▪ The U.S. Centers for Disease Control and Prevention estimates between 6 to 12 million cases of head lice infestations each year
 o Most cases occur in children age 3 to 12 years old
 o Second most communicable disease among school children
 ▪ Direct and Indirect Costs of Head Lice Infestations in U.S. Estimated
 at Over $1 Billion2

Antibiotics and Lice Market
Source:
1 - American Academy of Pediatrics
2 - Lebwohl M, Clark L, Levitt J. Therapy for head lice based on life cycle, resistance and safety considerations. Pediatrics 2007; 119(5): 965-974

Financials

Gross and Net Sales
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$18,905,000
$26,537,000
$38,273,000
2007
2008
2009

Pre-Tax Income
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,771,393
$7,997,472
$9,307,704
2007
2008
2009

Historical sales growth driven by
increasing demand for Brovex,
Pediatex, Aldex and Z-Cof
products

Profitable Growth
Consistent growth in earnings
resulting from focus on high
margin product sales and lean
operating structure

Condensed Income Statement
($, in millions except per share data)	Three Months Ended September 30		Nine Months Ended September 30
	2010	2009	2010	2009
Net Sales	7.8	5.8	21.0	19.6
Gross Profit	6.3	4.1	17.7	15.4
Selling, General & Administrative Expense	3.3	2.3	9.4	7.4
Income from Operations	3.2	1.1	7.9	6.6
Net Income	2.4	1.1	7.8	6.7
Earnings per Share	0.10	0.05	0.33	0.32
Weighted Avg. Shares Outstanding, basic	24,390	20,900	23,635	20,900
Weighted Avg. Shares Outstanding, diluted	24,417	20,900	23,656	20,900

Financial Position
As of September 30, 2010 ($, in millions)
Cash and Cash Equivalents	8.2
Working Capital	5.6
Total Assets	36.6
Total Debt	2.2
For the Nine Months Ended September 30, 2010 ($, in millions)
Cash Flow from Operations	2.1
CapEx	0.1
Free Cash Flow	2.0
Definition: We define free cash flow as net cash provided by operating activities minus capital expenditures (purchase of equipment).

Investment Considerations
Integrated Specialty Pharmaceutical Business
Gross sales of $38.3 million in 2009, three-year CAGR of 41.5%;
Profitable and generating cash flow
Strong IP-Driven Operating Model
Focus on branded pediatric products with high gross margins / low cap ex requirements; 23 trademark interests as of August 16, 2010
Low Product Development Risk
Actively manage product mix to meet customer demand and leverage sales force
Excellent Financial Position
$6.5 million in cash, net of borrowings on line of credit, as of September 30,
2010

Pernix Therapeutics Holdings, Inc.
NYSE Amex: PTX
Cooper Collins, President & CEO
33219 Forest West Drive
Magnolia, TX 77354
www.pernixtx.com

Thank You